UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2008

CAPITAL CORP OF THE WEST
(Exact Name of Company as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

550 West Main Street, Merced, California  95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Company's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

See item 8.01 below and the press release of March 19, 2008, attached as Exhibit 99.1.

Item 8.01.                       Other Events

On March 19, 2008, Capital Corp of the West issued a press release announcing the formation of a Regulatory Oversight Committee (ROC) composed of three outside directors.  The committee includes independent Directors Michael Graves, Audit Committee Chair, and Jerry Callister, Chairman of the Board. The ROC will be chaired by Director Donald T. Briggs, Jr.  The Oversight Committee has been given authority by the CCOW board to oversee all of the company’s operations.  A copy of the press release is attached as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits:

The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
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(Company)

Dated: March 25, 2008	By: /s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President/Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of the registrant dated March 19, 2008